UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2003

AVANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29175 (Commission File Number)	94-3285348 (IRS Employer Identification Number)

40919 Encyclopedia Circle

Fremont, California 94538

(Address and zip code of principal executive offices)

(510) 897-4188

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)    Exhibits

99.1    Slides to be shown during an investor and securities analyst presentation on February 26, 2003.

Item 9.	Regulation FD Disclosure

On February 26, 2003, Avanex Corporation will deliver an investor and securities analyst presentation that includes the slides which are filed as Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated herein by reference.

This information is not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The furnishing of these slides is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials they contain include material information that is not otherwise publicly available.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANEX CORPORATION

By: /s/    Tony Florence

Tony Florence

Senior Vice President,

Corporate Affairs

Date:    February 26, 2003

EXHIBIT INDEX

Exhibit Number

99.1    Slides to be shown during an investor and securities analyst presentation on February 26, 2003.

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